                                  Exhibit 99.2

 Series 1998-1 Monthly Certificateholders' Statement for the month of May 2000

                                                                   Series 1998-1

                     Monthly Certificateholder's Statement
                      Younkers Master Trust Series 1995-1
                  Saks Credit Card Master Trust Series 1998-1


 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
 All references herein to Younkers Master Trust Series 1995-1 and Saks Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:

    Date of the Certificate                            June 10, 2000
    Monthly Period ending:                              May 31, 2000
    Determination Date                                 June 10, 2000
    Distribution Date                                  June 15, 2000

---------------------------------------------------------------------------------------------------------------------------
                                                              General
---------------------------------------------------------------------------------------------------------------------------
 201   Amortization Period                                                                          Yes              201
 202   Early Amortization Period                                                                    No               202
 203   Class A Investor Amount paid in full                                                         No               203
 204   Class B Investor Amount paid in full                                                         No               204
 205   Class C Investor Amount paid in full                                                         No               205
 206   Saks Incorporated is the Servicer                                                            Yes              206

---------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
---------------------------------------------------------------------------------------------------------------------------
                                                                                               as of the end of
                                                  as of the end of the prior                     the relevant
                                                       Monthly Period                           Monthly Period
                                                  --------------------------                 -------------------
 207   Series 1998-1 Investor Amount              $               91,500,000    207(a)       $        91,500,000     207(b)
 208      Class A Investor Amount                 $               67,000,000    208(a)       $        67,000,000     208(b)
 209      Class B Investor Amount                 $                8,000,000    209(a)       $         8,000,000     209(b)
 210      Class C Investor Amount                 $               16,500,000    210(a)       $        16,500,000     210(b)

 211   Series 1998-1 Adjusted Investor Amount     $               91,500,000    211(a)       $                 -     211(b)
 212   Series 1998-1 Investor Amount              $               91,500,000    212(a)       $        91,500,000     212(b)
 213       Principal Account Balance              $                        -    213(a)       $        91,500,000     213(b)

 214      Class A Certificate Rate                                                                  6.43%            214
 215      Class B Certificate Rate                                                                  6.61%            215
 216      Class C Certificate Rate                                                                  0.00%            216
 217   Weighted average interest rate for
          Series 1998-1                                                                             5.29%            217

                                                                                              as of the end of
                                                     for the relevant                           the relevant
                                                      Monthly Period                           Monthly Period
                                                  ----------------------                     -------------------
 218   Series 1998-1 Investor Percentage with
       respect to Finance Charge Receivables            7.79%                   218(a)              0.00%            218(b)
 219      Class A                                       5.71%                   219(a)              0.00%            219(b)
 220      Class B                                       0.68%                   220(a)              0.00%            220(b)
 221      Class C                                       1.41%                   221(a)              0.00%            221(b)

 222   Series 1998-1 Investor Percentage with
       respect to Principal                             7.79%                   222(a)              0.00%            222(b)
 223      Class A                                       5.71%                   223(a)              0.00%            223(b)
 224      Class B                                       0.68%                   224(a)              0.00%            224(b)
 225      Class C                                       1.41%                   225(a)              0.00%            225(b)

 226   Series 1998-1 Investor Percentage
       with respect to Default Amounts                  7.79%                   226(a)              0.00%            226(b)
 227      Class A                                       5.71%                   227(a)              0.00%            227(b)
 228      Class B                                       0.68%                   228(a)              0.00%            228(b)
 229      Class C                                       1.41%                   229(a)              0.00%            229(b)

                                                                   Series 1998-1

-------------------------------------------------------------------------------------------------------------------------------
                                               Series 1998-1 Investor Distributions
-------------------------------------------------------------------------------------------------------------------------------
 230   The sum of the daily allocations of collections of Principal Receivables for
       the relevant Monthly Period                                                              $    91,500.00           230
 231     Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                $    67,000.00           231
 232     Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                $     8,000.00           232
 233     Class C distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                $    16,500.00           233
 234     Class A distribution attributable to interest per $1,000 of original
       principal amount                                                                         $         5.36           234
 235     Class B distribution attributable to interest per $1,000 of original
       principal amount                                                                         $         5.51           235
 236     Class C distribution attributable to interest per $1,000 of original
       principal amount                                                                         $            -           236
 237   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                $         1.67           237

-------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1998-1
-------------------------------------------------------------------------------------------------------------------------------

       Allocations of Finance Charge Collections
       -----------------------------------------
 238     Investor allocation of Finance Charge Collections during the Collection
       Period pursuant to Section 4.4                                                           $    1,657,697           238
 239     Investment earnings during Collection Period of Series Accounts to be treated
       as investor Finance Charge Collections:                                                  $      352,927           239
 240     (a) Collection Account                                                                 $            -           240
 241     (b) Reserve Account                                                                    $        1,501           241
 242     (c) Principal Account                                                                  $      351,425           242
 243     Monthly Finance Charge Allocation prior to allocation of Shared Finance
       Charge Collections (line 238 + line 239)                                                 $    2,010,623           243
 244     "Reserve Draw Amount" for the Distribution Date (pursuant to Section 4.9 (b))          $            -           244
 245     "Reserve Account Surplus" for the Distribution Date (pursuant to Section
       4.9(c))                                                                                  $            -           245
 246     Final Reserve Account disbursement (pursuant to Section 4.9 (d))                       $            -           246
 247   Total allocations of Finance Charge Collections during the Relevant Monthly
       Period (sum of line 243, line 244, line 245 and line 246)                                $    2,010,623           247

-------------------------------------------------------------------------------------------------------------------------------
                                             Application of Finance Charge Collections
-------------------------------------------------------------------------------------------------------------------------------
 248   Shared Finance Charge Collections allocated to Series 1998-1 to cover the
       Total Deficiency Amount pursuant to Section 4.6                                          $            -           248
 249   Class A Monthly Interest plus the amount of any previous month's Class A
       interest Shortfall plus any Class A Additional Interest (Section 4.6 (a))                $      359,008           249
 250   Class B Monthly Interest plus the amount of any previous month's Class B
       Interest Shortfall plus any Class B Additional Interest (Section 4.6 (a))                $       44,067           250
 251   Investor Monthly Servicing Fee due for the relevant Monthly Period (Section
       4.6 (c))                                                                                 $      152,500           251
 252   Investor Monthly Servicing Fee due but not distributed to the Servicer for
       prior Monthly Periods (Section 4.6 (c))                                                  $            -           252
 253   Investor Default Amount (Section 4.6 (d))                                                $      257,228           253
 254   Unpaid Deposit Obligation (Section 4.6 (e))                                              $            -           254
 255   Aggregate amount of Class A Investor Charge-Offs which have not been
       previously reimbursed (Section 4.6 (f))                                                  $            -           255

                                                                   Series 1998-1

 256   An amount equal to any unreimbursed reductions of the Class B
       Investor Amount, if any, due to (i) Reallocated Principal Collections and
       (ii) Class B Investor Charge-Offs (Section 4.6 (f))                                      $              -       256
 257   An amount equal to any unreimbursed reductions of the Class C
       Investor Amount, if any, due to (i) Reallocated Principal Collections and
       (ii) Class C Investor Charge-Offs (Section 4.6 (f))                                      $              -       257
 258   Excess, if any, of the Required Reserve Account Amount over the
       amount on deposit in the Reserve Account (Section 4.6 (g))                               $              -       258
 259   Class C Certificate Interest accrued and unpaid in respect of the portion of the Class C Investor Amount held by Persons other than the
       Servicer or its Affiliates (Section 4.6(h))                                              $              -       259
 260   Excess Spread                                                                            $      1,197,821       260

--------------------------------------------------------------------------------------------------------------------------------
                                                 Determination of Monthly Principal
--------------------------------------------------------------------------------------------------------------------------------
       During the Accumulation Period
       ------------------------------
 261     Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in lines 262 and 263 below                                          $     18,474,027       261
 262     Shared Principal Collections allocated to the Series                                   $     73,025,973       262
 263     Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                           $              -       263
 264     Monthly Total Principal Allocation (Section 4.4 (b)(ii))                               $     91,500,000       264

 265   Controlled Deposit Amount                                                                $     91,500,000       265
 266     Controlled Deposit Amount for the relevant Monthly Period during the
       Accumulation Period                                                                      $     91,500,000       266
 267     Deficit Controlled Deposit Amount for the preceding Monthly Period                     $              -       267

 268   Excess of the Monthly Total Principal Allocation over the Controlled
       Deposit Amount to be paid to the holder of the Exchangeable
       Transferor Certificate                                                                   $              -       268

 269   Deficit Controlled Deposit Amount for the relevant Monthly Period                        $              -       269

 270   Total amount deposited to the Principal Account                                          $     91,500,000       270

        During the Rapid Amortization Period
        -------------------------------------
 271     Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in line 272 below                                                   $              -       271
 272     Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                           $              -       272
 273     Monthly Total Principal Allocation (Section 4.4 (b)(ii))                               $              -       273

 274   Lesser of the Monthly Total Principal Allocation and the Adjusted
       Investor Amount (Section 4.4 (c)(ii))                                                    $              -       274

 275   Shared Principal Collections allocable to the Series 1998-1 Certificate
       (to the extent the Adjusted Investor Amount exceeds the balance of the
       Principal Account after giving effect to line 274)                                       $              -       275

 276   Total Amount deposited to the Principal Account                                          $              -       276

 277   Principal Account balance after deposit to Principal Account for
       relevant Monthly Period                                                                  $     91,500,000       277

--------------------------------------------------------------------------------------------------------------------------------
                                               Reallocated Principal Collections
--------------------------------------------------------------------------------------------------------------------------------
 278   Reallocated Principal Collections                                                        $              -       278
 279     Class C Reallocated Amount (to the extent needed to fund excess of
       Total Deficiency Amount over Investor Default Amount)                                    $              -       279
 280     Class B Reallocated Amount (to the extent needed to fund excess of
       Total Deficiency Amount over Investor Default Amount)                                    $              -       280

                                                                   Series 1998-1

--------------------------------------------------------------------------------------------------------------------------------
                                         Total Deficiency Amount and Investor Charge-Offs
--------------------------------------------------------------------------------------------------------------------------------
  281   Monthly Finance Charge Allocation prior to allocation of Shared
        Finance Charge Collections                                                                   $ 2,010,623     281

  282   Total Monthly Payment                                                                        $   812,803     282
  283     Class A Certificate Interest                                                               $   359,008     283
  284     Class B Certificate Interest                                                               $    44,067     284
  285     Investor Monthly Servicing Fee                                                             $   152,500     285
  286     Investor Default Amount                                                                    $   257,228     286
  287     Unpaid Deposit Obligation                                                                  $         -     287

  288   Total Deficiency Amount prior to allocation of Shared Finance Charge
        Collections (excess of line 282 over line 281)                                               $         -     288

  289   Allocation of Shared Finance Charge Collections to Series 1998-1
        during the Relevant Monthly Period                                                           $         -     289
  290     Total Deficiency Amount ("Shortfall") (Section 4.6)                                        $         -     290

  291   Investor Charge-Offs                                                                         $         -     291
  292     Class C Investor Charge-Offs                                                               $         -     292
  293     Class B Investor Charge-Offs                                                               $         -     293
  294     Class A Investor Charge-Offs                                                               $         -     294

--------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
--------------------------------------------------------------------------------------------------------------------------------
        Class A
        -------
  295     Aggregate amount of Class A Investor Charge-Offs over Class A
        Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                                  $         -     295

        Class B
        -------
  296     Aggregate amount of Class B Investor Charge-Offs over Class B
        Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                                  $         -     296
  297     Aggregate amount of Class B Reallocated Amounts over Class B
        Reallocated Amounts reimbursed pursuant to subsection 4.6 (f) or
        allocated to the Class C Investor Amount pursuant to Section 4.11                            $         -     297

        Class C
        -------
  298     Aggregate amount of Class C Investor Charge-Offs over Class C
        Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                                  $         -     298
  299     Aggregate amount of Class C Reallocated Amounts over Class C
        Reallocated Amounts reimbursed pursuant to subsection 4.6 (f)                                $         -     299

--------------------------------------------------------------------------------------------------------------------------------
                                                           Pool Factors
--------------------------------------------------------------------------------------------------------------------------------
  300   Class A Pool Factor                                                                                0.00%     300
  301   Class B Pool Factor                                                                                0.00%     301
  302   Class C Pool Factor                                                                                0.00%     302

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                                                          Reserve Account
--------------------------------------------------------------------------------------------------------------------------------
  303   Required Reserve Account Amount (if applicable)                                              $   300,000     303
  304   Reserve Account Reinvestment Rate (if applicable)                                                  5.81%     304
  305   Reserve Account balance (as of the Determination Date)                                       $   300,000     305
  306   Accumulation Period length                                                                     1 month       306

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 2000.

        Saks Incorporated, as Servicer

        By /s/ Scott A. Honnold
           --------------------------------
        Name:  Scott A. Honnold
        Title: Vice President and Treasurer